Securities Act Registration No. 33-98726
                                        Investment Company Act Reg. No. 811-9120
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           ---------------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 8 |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                               Amendment No. 9 |X|
                        (Check appropriate box or boxes.)
                           ---------------------------

                            PRUDENT BEAR FUNDS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              8140 Walnut Hill Lane
                    Suite 300
                  Dallas, Texas                                  75231
    ---------------------------------------                    --------
    (Address of Principal Executive Offices)                  (Zip Code)

                                 (214) 696-5474
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                                           Copy to:
                David W. Tice
      David W. Tice & Associates, Inc.                  Richard L. Teigen
            8140 Walnut Hill Lane                        Foley & Lardner
                  Suite 300                          777 East Wisconsin Avenue
             Dallas, Texas 75231                     Milwaukee, Wisconsin 23202
    -------------------------------------
   (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

         [ ]     immediately upon filing pursuant to paragraph (b)

         |X|     on January 31, 2001 pursuant to paragraph (b)

         [ ]     60 days after filing pursuant to paragraph (a) (1)

         [ ]     on (date) pursuant to paragraph (a)(1)

         [ ]     75 days after filing pursuant to paragraph (a)(2)

         [ ]     on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

PRUDENT BEAR FUNDS, INC.                     PROSPECTUS       JANUARY 31, 2001
NO LOAD SHARES


                               PRUDENT BEAR FUND

                            PRUDENT SAFE HARBOR FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

                                 NO LOAD SHARES


PROSPECTUS                                                    JANUARY 31, 2001


                                                                NO LOAD SHARES

PRUDENT BEAR FUND

PRUDENT SAFE HARBOR FUND

   The Prudent Bear Fund is a mutual fund seeking capital appreciation. The Prudent Safe Harbor Fund is a mutual fund seeking to provide current income and capital appreciation in a volatile economic environment.

   Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Prudent Bear Fund and the Prudent Safe Harbor Fund invest and the services they offer to shareholders.

Prudent Bear Funds, Inc.
8140 Walnut Hill Lane
Suite 300
Dallas, Texas  75231


1-888-PRU-BEAR (Fund Information)
1-888-778-2327
1-800-711-1848 (Account Information)


http://www.prudentbear.com

TABLE OF CONTENTS

Questions Every Investor Should Ask Before
  Investing in the Prudent Bear Funds                                        2

Fees and Expenses                                                            6

Investment Objectives and Strategies                                         7

Management of the Funds                                                      9

The Funds' Share Price                                                       9

Purchasing No Load Shares                                                   10

Redeeming No Load Shares                                                    12

Exchanging No Load Shares                                                   15

Dividends, Distributions and Taxes                                          15

Financial Highlights                                                        16

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

QUESTIONS EVERY INVESTOR
SHOULD ASK BEFORE INVESTING
IN THE PRUDENT BEAR FUNDS

1. WHAT ARE THE FUNDS' GOALSO

   PRUDENT BEAR FUND

   The Prudent Bear Fund seeks capital appreciation.

   PRUDENT SAFE HARBOR FUND

   The Prudent Safe Harbor Fund seeks current income and capital appreciation.

2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIESO

   PRUDENT BEAR FUND

   The Prudent Bear Fund seeks capital appreciation primarily through short sales of equity securities when overall market valuations are high and through long positions in value-oriented equity securities when overall market valuations are low. When the dividend yield on the stocks comprising the Standard & Poor's Composite Index of 500 Stocks ("S&P 500") is less than 3% (i.e. overall market valuations are high), the Prudent Bear Fund will hold more "short" equity positions than "long" equity positions. Its "short" equity positions will primarily consist of short sales of common stocks and purchases of put options on common stocks. In effecting short sales and purchasing put options the Prudent Bear Fund's investment adviser, David W. Tice & Associates, Inc. (the "Adviser") utilizes "bottom-up" investment analysis. This means the Adviser bases investment decisions on company-specific fundamental factors.

   When the S&P 500 dividend yield is greater than 6% (i.e. overall market valuations are low), the Prudent Bear Fund will hold more "long" equity positions than "short" equity positions. Its "long" equity positions will primarily consist of U.S. common stocks. In selecting common stocks, the Adviser takes a "value" investment approach utilizing "bottom-up" investment analysis.

   When the S&P 500 dividend yield is between 3% and 6%, the Adviser will allocate the Prudent Bear Fund's portfolio between "short" equity and "long" equity positions in its discretion. At all times the Prudent Bear Fund will have both "short" and "long" equity positions as the Adviser believes in all market conditions there will exist some companies whose stocks are undervalued by the market and some companies whose stocks are overvalued by the market.

   While the Adviser believes the S&P 500 dividend yield is a reasonable long-term measure of stock price over or under valuation, the Adviser also considers other factors in the economy in relation to the S&P 500 dividend yield. If the S&P 500 dividend yield is within historic ranges relative to interest rates and other economic variables, the Adviser would likely apply the "3%" and "6%" guidelines described above. However if, for example, interest rates rose dramatically so that a 6% S&P 500 dividend yield was not in its historic relation to interest rates, the Adviser might hold more "short" equity positions than "long" equity positions until it believed conditions warranted a shift in portfolio allocation.

   The Adviser actively manages the Prudent Bear Fund's portfolio. The Prudent Bear Fund's annual portfolio turnover rate usually will exceed 100%.

   PRUDENT SAFE HARBOR FUND

   The Prudent Safe Harbor Fund seeks current income and capital appreciation in a volatile economic environment. If the Prudent Safe Harbor Fund is successful in achieving its investment objectives, investors should be able to maintain their purchasing power on a global basis. The Prudent Safe Harbor Fund primarily invests in:

   o Liquid securities issued by the major industrialized nations (e.g. United States, Canada, members of the European Economic Union, Japan, Australia, New Zealand and Switzerland) as well as other countries with sound economic and financial systems

   o Equity securities of companies that mine gold

   o Gold bullion

   The Prudent Safe Harbor Fund's investment adviser, also David W. Tice & Associates, Inc., believes that the current global economic environment is highly uncertain. It believes that such an uncertain environment could be conducive to governments making errors in fiscal and monetary policy that represent risks to investors in dollar-denominated securities. For example, monetary authorities could accommodate excessive credit as well as excessively expand the supply of money. The Adviser believes that one result of such errors could be a significant deterioration in the value of the U.S. dollar relative to other currencies. The Prudent Safe Harbor Fund will attempt to capitalize on currency fluctuations by investing in securities issued by governments whose currency the Adviser believes will appreciate in relative value. In determining whether or not a currency will appreciate in relative value, the Adviser will consider the issuing country's economic fundamentals, particularly the stringency of its monetary and fiscal policies.

   The Adviser believes that investments in gold bullion have capital appreciation potential in such a volatile economic environment. The Prudent Safe Harbor Fund will invest in gold bullion when the Adviser believes its dollar value will appreciate. The Prudent Safe Harbor Fund may also invest in equity securities of companies that mine gold, but will concentrate on companies which have existing projects currently in operation.

   In making investments for the Prudent Safe Harbor Fund, the Adviser utilizes a "top-down" investment analysis. This means it bases investment decisions on macro-economic factors such as inflationary trends, interest rate movements, economic statistics and monetary policy.

   The Adviser actively manages the Prudent Safe Harbor Fund's portfolio. The Prudent Safe Harbor Fund's annual portfolio turnover rate usually will exceed 100%.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDSO

   Investors in each of the Funds may lose money. There are risks associated with the types of securities in which these Funds invest. These risks include:

   PRUDENT BEAR FUND

  O MARKET RISK: THE PRICES OF THE SECURITIES IN WHICH THE PRUDENT BEAR FUND INVESTS CHANGE ADVERSELY COMPARED TO THE ADVISER'S EXPECTATIONS FOR A NUMBER OF REASONS.

  o ASSET ALLOCATION RISK: The Prudent Bear Fund's investment results will suffer if there is a general stock market advance when the Fund has significant "short" equity positions, or if there is a general stock market decline when the Fund has significant "long" equity positions. This risk is in addition to the market risks associated with each of the Fund's investments.

  o SHORT SALES RISK: The Prudent Bear Fund's investment performance will suffer if a security that it has sold short appreciates in value. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.

  o OPTIONS INVESTING RISK: If the Prudent Bear Fund purchases an option and the price of the underlying stock fails to move in the direction the Adviser expected, the Fund will lose most or all of the amount the Fund paid for the option, plus commission costs. If the Prudent Bear Fund writes ("sells") an option and the price of the underlying stock fails to move in the direction the Adviser expected, the Fund's losses could easily exceed the proceeds it received when it wrote the option.

  o VALUE INVESTING RISK: The Prudent Bear Fund's investment adviser may be incorrect in its assessment of a company's value and the stocks the Fund holds may not reach what the investment adviser believes are their intrinsic value. Similarly, the stocks the Fund sells short may not decline to the price that the investment adviser thinks reflects their intrinsic value. From time to time, "value" investing falls out of favor with investors. During these periods, the Fund's relative performance will suffer.

  o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Prudent Bear Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. The Prudent Bear Fund's portfolio turnover rate is not calculated with regard to securities, including options and futures contracts, having a maturity of less than one year. Consequently the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund investing exclusively in common stocks that has a similar portfolio turnover rate.

   PRUDENT SAFE HARBOR FUND

  o MARKET RISK: The prices of the securities in which the Prudent Safe Harbor Fund invests may decline for a number of reasons.

  o INTEREST RATE RISK: In general the value of debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations.

  o FOREIGN CURRENCY RISK: The U.S. dollar value of securities denominated in foreign currencies may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Prudent Safe Harbor Fund.

  o GOLD INVESTING RISK: The prices of gold and the prices of common stocks of companies that mine gold have been subject to substantial price fluctuations over short periods of time. They may be adversely affected by unpredictable international monetary and political developments such as currency devaluations or revolutions, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.

  o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Prudent Safe Harbor Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.


  o NON-DIVERSIFICATION RISK: The Prudent Safe Harbor Fund is a non-diversified investment company. As such it will likely invest in fewer securities or securities issued by fewer foreign governments than diversified investment companies and its performance may be more volatile. If the securities in which the Prudent Safe Harbor Fund invests perform poorly, the Prudent Safe Harbor Fund could incur greater losses than it would have had it invested in a greater number of securities.


   Because of these risks each of the Funds is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in these Funds.

4. HOW HAVE THE FUNDS PERFORMEDO


   The bar chart and table that follow provide some indication of the risks of investing in the Prudent Bear Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare to the performance of the S&P 500 and the Nasdaq Composite Index. (The Prudent Safe Harbor Fund commenced operations on February 2, 2000.) Please remember that the Prudent Bear Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.



                               PRUDENT BEAR FUND
                        (Total return per calendar year)

                         1996                   -13.69%
                         1997                    -4.33%
                         1998                   -34.08%
                         1999                   -23.40%
                         2000                    30.47%



Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 22.50% (quarter ended December 31, 2000) and the lowest total return for a quarter was -29.23% (quarter ended December 31, 1998).



   AVERAGE ANNUAL                                                 SINCE THE
   TOTAL RETURNS                                                INCEPTION DATE
      (FOR THE                                                   OF THE FUND
   PERIODS ENDING                                    PAST       (DECEMBER 28,
 DECEMBER 31, 2000)                PAST YEAR       5 YEARS          1995)
 ------------------                ---------       -------      -------------
Prudent Bear Fund                    30.47%        -11.46%         -11.43%
S&P 500*<F1>                         -9.10%         18.33%          18.26%
Nasdaq Composite Index**<F2>        -38.83%         19.04%          18.97%


 *<F1> The S&P 500 is a widely recognized unmanaged index of common stock prices.
**<F2> The Nasdaq Composite Index covers over 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest Nasdaq stocks. It is a value-weighted index calculated on price change only and does not include income.

FEES AND EXPENSES

   The table below describes the fees and expenses that you may pay if you buy and hold No Load shares of the Prudent Bear Fund or the Prudent Safe Harbor Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                 PRUDENT
                                             PRUDENT               SAFE
                                               BEAR               HARBOR
                                               FUND                FUND
                                             -------             -------
Maximum Sales Charge                         No Sales            No Sales
  (Load) Imposed on                          Charge              Charge
  Purchases (as a percentage
  of offering price)
Maximum Deferred                             No                  No
  Sales Charge (Load)                        Deferred            Deferred
                                             Sales               Sales
                                             Charge              Charge
Maximum Sales Charge                         No Sales            No Sales
  (Load) Imposed on                          Charge              Charge
  Reinvested Dividends
  and Distributions
Redemption Fee                               None(1)<F3>         None(1)<F3>
Exchange Fee                                 None(2)<F4>         None(2)<F4>


(1)<F3>  Our transfer agent charges a fee of $15.00 for each wire redemption.


(2)<F4>  Our transfer agent charges a fee of $5.00 for each telephone exchange.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


                                                                   PRUDENT
                                                    PRUDENT          SAFE
                                                      BEAR          HARBOR
                                                      FUND           FUND
                                                    -------        -------
Management Fees                                      1.25%          0.75%
Distribution and/or Service
  (12b-1) Fees                                       0.25%          0.25%
Other Expenses
     Dividends on
       Short Positions                               0.28%          0.00%
     All remaining
       Other Expenses                                0.43%         24.91%
                                                     -----         ------
Total Other Expenses                                 0.71%         24.91%
                                                     -----         ------
Total Annual Fund
  Operating Expenses                                 2.21%         25.91%
                                                     -----         ------
                                                     -----         ------
Less: Fee Waiver/Expense
           Reimbursement                             0.00%         24.41%*<F5>
                                                     -----         ------
Net Expenses                                         2.21%          1.50%
                                                     -----         ------
                                                     -----         ------



*<F5> Pursuant to an expense cap agreement between the Adviser and the Prudent Safe Harbor Fund, the Adviser has agreed to limit the total operating expenses to an annual rate of 1.50%. "Other Expenses" are presented before any waivers or reimbursements.


EXAMPLE

   This Example is intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                           1 YEAR        3 YEARS        5 YEARS        10 YEARS
                           ------        -------        -------        --------
Prudent
  Bear Fund                 $224           $691          $1,185         $2,544
Prudent Safe
  Harbor Fund               $153           $474            $818         $1,791


INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES


   The Prudent Bear Fund seeks capital appreciation. The Prudent Safe Harbor Fund seeks current income and capital appreciation. In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Prudent Bear Fund or the Prudent Safe Harbor Fund might not appreciate and investors could lose money.



   The Prudent Bear Fund may, but is not required to, take temporary defensive positions. The Prudent Safe Harbor Fund will not take temporary defensive positions. When the Prudent Bear Fund takes a temporary defensive position, it will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments since these securities earn interest but do not appreciate in value. Also each Fund will invest in money market instruments and hold some cash so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities. As a consequence of some of the investment techniques utilized by the Prudent Bear Fund, particularly effecting short sales, a significant portion of its assets (up to 100%) will be held in liquid securities, including money market instruments, as "cover" for these investment techniques. These assets may not be sold while the corresponding transaction, such as a short sale, is open unless they are replaced by similar assets. As a result, the commitment of a large portion of the Prudent Bear Fund's assets to "cover" investment techniques may make it more difficult for the Fund to meet redemption requests or pay its expenses.


PRINCIPAL INVESTMENT STRATEGIES

   PRUDENT BEAR FUND


   The Adviser believes that the best opportunities to make both "short" and "long" equity investments are when the market's perception of the values of individual companies (measured by the stock price) differs widely from the Adviser's assessment of the intrinsic values of such companies. Such opportunities arise as a result of a variety of market inefficiencies, including, among others, imperfect information, overly optimistic or pessimistic forecasts by Wall Street analysts, and swings in investor psychology. These inefficiencies can cause substantially mispriced securities. The Adviser attempts to:


   o Identify potential opportunities where significant market perception/reality gaps may exist, and

   o Invest in the anticipation of changes in the market perception that will bring the stock price closer to the Adviser's estimate of value.

   The Prudent Bear Fund is not a "market timing" fund. However, it does increase or decrease (to a degree or dramatically) the amount of its "short" equity investments compared to its "long" equity investments in response to changes in the Adviser's assessment of market conditions and its evaluation of the S&P 500 dividend yield. In making investment decisions for the Prudent Bear Fund, the Adviser primarily invests in individual stocks, put options on individual stocks, or effects short sales in individual stocks rather than investing in or selling short index-based securities.

   From time to time the Prudent Bear Fund may utilize the following investment tactics. These investment tactics are not principal investment strategies of the Prudent Bear Fund.

   o INDEX-BASED INVESTMENT COMPANIES: The Prudent Bear Fund may invest in or sell short securities of investment companies that hold securities comprising a recognized securities index such as SPDRs, which hold the component stocks of the S&P 500, or WEBS which hold stocks of specified
      foreign equity market indices.   These securities may trade at discounts
      to their net asset value. As an investor in securities of index-based investment companies, the Prudent Bear Fund will indirectly bear its proportionate share of the expenses of those investment companies.

   o FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Prudent Bear Fund may purchase and sell stock index futures contracts as well as other futures contracts, such as gold futures. Futures contracts and options present risks of the possible inability to close a future contract when desired, losses due to unanticipated market movements which are potentially unlimited, and the possible inability of the Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other factors.

   o PRIVATE PLACEMENTS: The Prudent Bear Fund may purchase restricted securities in private placements. The Prudent Bear Fund may not be able to sell these securities at the prices at which it has valued them without experiencing delays or additional costs, if at all.

   PRUDENT SAFE HARBOR FUND

   The Prudent Safe Harbor Fund invests primarily in debt securities issued by the U.S. and other developed countries, gold bullion and common stocks of companies that mine gold. In selecting investments in debt securities, the Prudent Safe Harbor Fund's investment adviser:

   o considers whether the currency in which the debt security is denominated is likely to rise or fall relative to the dollar primarily by comparing economic situations, particularly whether the issuing country has maintained prudent monetary and fiscal policies

   o  evaluates the relative available interest rates

   o then invests in the liquid debt securities having the most attractive yield based on an evaluation of risk and return.

   Since the Prudent Safe Harbor Fund's primary consideration in selecting investments in debt securities is currency movements as it relates to stability of global purchasing power, it keeps its average portfolio maturity short. Typically the average maturity of the Prudent Safe Harbor Fund's portfolio of debt securities will be less than eighteen months. Similarly, the Prudent Safe Harbor Fund attempts to minimize credit risk by only investing in securities rated in the highest two rating categories of a nationally recognized rating agency.

   When investing in gold or in equity securities of companies that mine gold, the Prudent Safe Harbor Fund's investment adviser first considers whether the dollar price of gold is likely to increase. The Prudent Safe Harbor Fund will only invest in those equity securities of gold companies which the Adviser believes will increase if the dollar price of gold increases. The Prudent Safe Harbor Fund will not invest in equity securities of gold mining companies that have significantly reduced the exposure of their net income to fluctuations in gold prices through the use of futures contracts or other hedging techniques.

   From time to time the Prudent Safe Harbor Fund may invest in liquid equity securities of companies owning significant assets (e.g. timber, oil or other "hard assets") that the Adviser believes would increase in value if the dollar declines in value relative to other currencies. The Prudent Safe Harbor Fund does not expect that such securities would represent a major portion of its portfolio.

MANAGEMENT OF THE FUNDS

DAVID W. TICE & ASSOCIATES, INC. MANAGES THE INVESTMENTS OF THE PRUDENT BEAR FUND AND THE PRUDENT SAFE HARBOR FUND.

   David W. Tice & Associates, Inc. (the "Adviser") is the investment adviser to each of the Prudent Bear Fund and the Prudent Safe Harbor Fund. The Adviser's address is:

        8140 Walnut Hill Lane
        Suite 300
        Dallas, Texas  75231


   As investment adviser, the Adviser manages the investment portfolio of each Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, the Prudent Bear Fund paid the Adviser an annual investment advisory fee equal to 1.25% of the Prudent Bear Fund's average net assets. The Prudent Safe Harbor Fund (which commenced operations on February 2, 2000) pays the Adviser an annual advisory equal to 0.75% of its average net assets.



   David W. Tice is primarily responsible for the day-to-day management of the portfolio of the Prudent Bear Fund and the Prudent Safe Harbor Fund and has been so since each Fund's inception. Mr. Tice is the President and founder of the Adviser. The Adviser has been conducting an investment advisory business since 1993. Prior to incorporating the Adviser, Mr. Tice conducted the same investment advisory business as a sole proprietorship since 1988. Mr. Tice is a Chartered Financial Analyst and a Certified Public Accountant. He is also president and sole shareholder of BTN Research, Inc., a registered broker-dealer.


DISTRIBUTION FEES

   Each of the Prudent Bear Fund and the Prudent Safe Harbor Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of the Funds to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE FUNDS' SHARE PRICE

   The price at which investors purchase No Load shares of each Fund and at which shareholders redeem No Load shares of each Fund is called its net asset value. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open. If an investor sends a purchase order or redemption request to the Funds' corporate address, instead of to its transfer agent, the Funds will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

   The Prudent Safe Harbor Fund may hold securities that are primarily traded in foreign securities markets that trade on weekends or other days when the Prudent Safe Harbor Fund does not calculate its net asset value. To the extent it does so, its net asset value may change on days when investors cannot purchase or redeem No Load shares.

PURCHASING NO LOAD SHARES

HOW TO PURCHASE NO LOAD SHARES FROM THE FUNDS

  1. Read this Prospectus carefully.

  2. Determine how much you want to invest keeping in mind the following minimums:

     A. NEW ACCOUNTS
        o  Individual Retirement Accounts             $1,000
        o  All other Accounts                         $2,000

     B. EXISTING ACCOUNTS
        o  Dividend reinvestment                  No Minimum
        o  All other investments
           (by mail)                                  $  100
           (by wire)                                  $1,000

  3. Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 1-800-711-1848.

  4. Make your check payable to the full name of the Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

  5. Send the application and check to:

     BY FIRST CLASS MAIL

     Prudent Bear Funds, Inc.
     c/o Firstar Mutual Fund Services, LLC
     P.O.  Box 701
     Milwaukee, WI 53201-0701

     BY OVERNIGHT DELIVERY SERVICE
     OR EXPRESS MAIL

     Prudent Bear Funds, Inc.
     c/o Firstar Mutual Fund Services, LLC
     3rd Floor
     615 East Michigan Street
     Milwaukee, WI 53202-5207

PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

If you wish to open an account by wire, please call 1-800-711-1848 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:


     Firstar Bank, N.A.
     777 East Wisconsin Avenue
     Milwaukee, WI 53202
     ABA #042000013


     CREDIT:
     Firstar Mutual Fund Services, LLC
     Account #112-952-137

     FURTHER CREDIT:
     (name of Fund to be purchased)
     (shareholder registration)
     (shareholder account number, if known)

   You should then send a properly signed New Account Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT FIRSTAR BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND FIRSTAR BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING NO LOAD SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

   Some broker-dealers may sell shares of the Prudent Bear Fund or the Prudent Safe Harbor Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

   The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

  o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

  o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

  o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  o Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

   If you decide to purchase No Load shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase No Load shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.


TELEPHONE PURCHASES



   The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option for your account, complete the appropriate section in the New Account Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by Firstar Mutual Fund Services, LLC. Purchases must be in amounts of $100 or more and may not be used for initial purchases of a Fund's shares. To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, Firstar Mutual Fund Services, LLC must receive both your purchase order and payment by Electronic Funds Transfer through the ACH system prior to the close of regular trading on such date. Most transfers are completed within one business day. Telephone purchases may be made by calling 1-800-711-1848.


OTHER INFORMATION ABOUT PURCHASING NO LOAD SHARES OF THE FUNDS

   The Funds may reject any purchase order for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

   The Funds will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Funds will send investors a written confirmation for all purchases of No Load shares whether or not evidenced by certificates.


   The Funds offer an automatic investment plan allowing shareholders to make purchases of No Load shares on a regular and convenient basis. The Funds also offer the following retirement plans:


   o Traditional IRA
   o Roth IRA
   o SEP-IRA


   Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-800-711-1848. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.


REDEEMING NO LOAD SHARES

HOW TO REDEEM (SELL) NO LOAD SHARES BY MAIL

  1. Prepare a letter of instruction containing:

     o  the name of the Fund(s)

     o  account number(s)

     o  the amount of money or number of shares being redeemed

     o  the name(s) on the account

     o  daytime phone number

     o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-711-1848 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. If there are certificates representing your shares, enclose the certificates and execute a stock power exactly as your shares are registered.

  4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

     o  The redemption request includes a change of address

     o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

     o The redemption proceeds are to be sent to an address other than the address of record

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

  5. Send the letter of instruction to:

     BY FIRST CLASS MAIL

     Prudent Bear Funds, Inc.
     c/o Firstar Mutual Fund Services, LLC
     Shareholder Services Center
     P. O. Box 701
     Milwaukee, WI  53201-0701

     BY OVERNIGHT DELIVERY SERVICE
     OR EXPRESS MAIL

     Prudent Bear Funds, Inc.
     c/o Firstar Mutual Fund Services, LLC
     3rd Floor
     615 East Michigan Street
     Milwaukee, WI  53202-5207

PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) NO LOAD SHARES
BY TELEPHONE

  1. Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming No Load shares by telephone. This can be done by completing the New Account Application. If you have already opened an account, you may write to Firstar Mutual Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in individual retirement accounts and shares represented by certificates cannot be redeemed by telephone.

  2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

  3. Call Firstar Mutual Fund Services, LLC at 1-800-711-1848. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

HOW TO REDEEM (SELL) NO LOAD SHARES THROUGH SERVICING AGENTS

   If your No Load shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

   The redemption price per share you receive for redemption requests is the next determined net asset value after:

  o Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.

  o Firstar Mutual Fund Services, LLC receives your authorized telephone request with all required information.

  o A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

  o For those shareholders who redeem No Load shares by mail, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

  o For those shareholders who redeem by telephone, Firstar Mutual Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire. Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct Firstar Mutual Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

  o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

   When redeeming No Load shares of the Funds, shareholders should consider the following:

  o  The redemption may result in a taxable gain.

  o Shareholders who redeem No Load shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

  o If you purchased No Load shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 12 days from the date of purchase).

  o Firstar Mutual Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

  o The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and Firstar Mutual Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact Firstar Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.


  o Firstar Mutual Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire.


  o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

  o The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.

EXCHANGING NO LOAD SHARES

   No Load Shares of the Prudent Bear Fund may be exchanged for No Load Shares of the Prudent Safe Harbor Fund and No Load Shares of the Prudent Safe Harbor Fund may be exchanged for No Load Shares of the Prudent Bear Fund at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

  1. Read this Prospectus carefully.

  2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

  3. Call Firstar Mutual Fund Services, LLC at 1-800-711-1848. You may also make an exchange by writing to the Prudent Bear Funds, Inc. c/o Firstar Mutual Fund Services, LLC, 3rd Floor, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. Firstar Mutual Fund Services, LLC charges a fee of $5.00 for each telephone exchange. There is no charge for a written exchange.

DIVIDENDS, DISTRIBUTIONS
AND TAXES


   The Prudent Bear Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. The Prudent Safe Harbor Fund distributes substantially all of its net investment income at least quarterly and substantially all of its capital gains annually. You have two distribution options:


   o AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

   o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

   You may make this election on the New Account Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-711-1848.

   Each Fund's distributions, whether received in cash or additional No Load shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

FINANCIAL HIGHLIGHTS


   The financial highlights tables are intended to help you understand a Fund's financial performance for the period of its operations. Certain information reflects financial results for a single Fund No Load share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the 2000 Annual Report which is available upon request.


PRUDENT BEAR FUND


                                                                            FOR THE PERIODS ENDED SEPTEMBER 30,
                                                               --------------------------------------------------------------
                                                               2000         1999          1998          1997      1996(1)<F6>
                                                               ----         ----          ----          ----      -----------
Net asset value, beginning of period                          $ 4.51       $ 7.34        $ 7.29        $ 8.88        $10.00
Income from investment operations:
Net investment income(2)<F7>                                    0.18(3)      0.19(3)       0.29(3)       0.62(3)       0.09
                                                                    <F8>         <F8>          <F8>          <F8>
Net realized and unrealized (losses) on investments            (0.62)       (2.82)        (0.01)        (2.06)        (1.21)
                                                              ------       ------        ------        ------        ------
Total from investment operations                               (0.44)       (2.63)         0.28         (1.44)        (1.12)
                                                              ------       ------        ------        ------        ------
Less distributions from net investment income:                 (0.14)       (0.20)        (0.23)        (0.15)           --
                                                              ------       ------        ------        ------        ------
Net asset value, end of period                                $ 3.93       $ 4.51        $ 7.34        $ 7.29        $ 8.88
                                                              ------       ------        ------        ------        ------
                                                              ------       ------        ------        ------        ------

TOTAL RETURN                                                  -9.55%      -36.17%         3.66%       -16.44%       -11.20%(4)
                                                                                                                           <F9>
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                            $153,336     $220,462      $173,691       $26,500        $7,326
Ratio of net operating expenses to
  average net assets(5)<F10>                                   1.83%(6)     1.97%         2.08%         2.59%         2.75%(7)(8)
                                                                    <F11>                                                <F12><F13>
Ratio of dividends on short positions to
  average net assets                                           0.28%        0.28%         0.28%         0.34%         0.34%(7)
                                                                                                                           <F12>
Ratio of net investment income to
  average net assets                                           4.48%        4.09%         4.34%         7.75%         4.07%(7)(8)
                                                                                                                         <F12><F13>
Portfolio turnover rate(9)<F14>                              417.53%      536.56%       480.25%       413.25%        91.31%



(1)<F6>    The Fund commenced operations on December 28, 1995.
(2)<F7> Net investment income before dividends on short positions for the periods ended September 30, 2000, September 30, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 was $0.19, $0.21,
           $0.30, $0.65 and $0.10, respectively.
(3)<F8> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F9>    Not annualized.
(5)<F10> The net operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended September 30, 2000, September 30, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 was 2.11%, 2.25%,
           2.36%, 2.93% and 3.09%, respectively.
(6)<F11> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the period ended September 30, 2000 was 1.93%.
(7)<F12>   Annualized.
(8)<F13> Without expense reimbursements of $104,260 for the period ended September 30, 1996, the ratio of operating expenses to average net assets would have been 8.64% and the ratio of net investment loss to average net assets would have been (1.83)%.
(9)<F14> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



PRUDENT SAFE HARBOR FUND

                                                       FEBRUARY 2, 2000(1)<F15>
                                                                THROUGH
                                                          SEPTEMBER 30, 2000
                                                          ------------------
Net asset value, beginning of period                            $10.00
Income from investment operations:
Net investment income                                             0.24(2)<F16>
Net realized and unrealized (losses) on investments              (0.90)
                                                                ------
Total from investment operations                                 (0.66)
                                                                ------
Less distributions from net investment income                    (0.15)
                                                                ------
Net asset value, end of period                                  $ 9.19
                                                                ------
                                                                ------

TOTAL RETURN                                                    -6.60%(3)<F17>

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                                $1,422
Ratio of net operating expenses to average net assets(5)<F19>    1.80%(4)<F18>
Ratio of net investment income to average net assets(5)<F19>     3.77%(4)<F18>
Portfolio turnover rate                                        180.29%

(1)<F15>   Commencement of operations.
(2)<F16> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F17>   Not annualized.
(4)<F18>   Annualized.
(5)<F19> Without expense reimbursements of $116,925 for the period ended September 30, 2000, the ratio of operating expenses to average net assets would have been 25.91% and the ratio of net investment loss to average net assets would have been (20.34)%.


     To learn more about the Prudent Bear Fund and the Prudent Safe Harbor Fund you may want to read their Statement of Additional Information (or "SAI") which contains additional information about these Funds. The Prudent Bear Fund and the Prudent Safe Harbor Fund have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

   You also may learn more about the Funds' investments by reading their annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

   The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-711-1848.

   Prospective investors and shareholders who have questions about the Prudent Bear Fund or the Prudent Safe Harbor Fund may also call the above number or write to the following address:

   Prudent Bear Funds, Inc.
   8140 Walnut Hill Lane
   Suite 300
   Dallas, Texas  75231

   The general public can review and copy information about the Prudent Bear Fund and the Prudent Safe Harbor Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about these Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

   Public Reference Section
   Securities and Exchange Commission
   Washington, D.C.  20549-6009

   Please refer to the Investment Company Act File No. 811-9120 of the Prudent Bear Fund and the Prudent Safe Harbor Fund, when seeking information about these Funds from the Securities and Exchange Commission.

PRUDENT BEAR FUND                        PROSPECTUS             JANUARY 31, 2001


CLASS C SHARES

                                    PRUDENT
                                      BEAR
                                      FUND

                                 CLASS C SHARES


PROSPECTUS                                                      JANUARY 31, 2001


                                                                  CLASS C SHARES

PRUDENT BEAR FUND

   The Prudent Bear Fund is a mutual fund seeking capital appreciation. Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Prudent Bear Fund invests and the services it offers to shareholders.

Prudent Bear Funds, Inc.
8140 Walnut Hill Lane
Suite 300
Dallas, Texas  75231


1-888-PRU-BEAR (Fund Information)
1-888-778-2327
1-800-711-1848 (Account Information)


http://www.prudentbear.com

TABLE OF CONTENTS

Questions Every Investor Should Ask Before
  Investing in the Prudent Bear Fund                                        2

Fees and Expenses                                                           4

Investment Objective and Strategies                                         5

Management of the Fund                                                      6

The Fund's Share Price                                                      6

Purchasing Class C Shares                                                   7

Redeeming Class C Shares                                                    9

Dividends, Distributions and Taxes                                         12

Financial Highlights                                                       13

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

QUESTIONS EVERY INVESTOR
SHOULD ASK BEFORE INVESTING
IN THE PRUDENT BEAR FUND

1. WHAT ARE THE FUND'S GOALS?

   The Prudent Bear Fund seeks capital appreciation.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

   The Prudent Bear Fund seeks capital appreciation primarily through short sales of equity securities when overall market valuations are high and through long positions in value-oriented equity securities when overall market valuations are low. When the dividend yield on the stocks comprising the Standard & Poor's Composite Index of 500 Stocks ("S&P 500") is less than 3% (i.e. overall market valuations are high), the Prudent Bear Fund will hold more "short" equity positions than "long" equity positions. Its "short" equity positions will primarily consist of short sales of common stocks and purchases of put options on common stocks. In effecting short sales and purchasing put options the Prudent Bear Fund's investment adviser, David W. Tice & Associates, Inc. (the "Adviser") utilizes "bottom-up" investment analysis. This means the Adviser bases investment decisions on company-specific fundamental factors.

   When the S&P 500 dividend yield is greater than 6% (i.e. overall market valuations are low), the Prudent Bear Fund will hold more "long" equity positions than "short" equity positions. Its "long" equity positions will primarily consist of U.S. common stocks. In selecting common stocks, the Adviser takes a "value" investment approach utilizing "bottom-up" investment analysis.

   When the S&P 500 dividend yield is between 3% and 6%, the Adviser will allocate the Prudent Bear Fund's portfolio between "short" equity and "long" equity positions in its discretion. At all times the Prudent Bear Fund will have both "short" and "long" equity positions as the Adviser believes in all market conditions there will exist some companies whose stocks are undervalued by the market and some companies whose stocks are overvalued by the market.

   While the Adviser believes the S&P 500 dividend yield is a reasonable long-term measure of stock price over or under valuation, the Adviser also considers other factors in the economy in relation to the S&P 500 dividend yield. If the S&P 500 dividend yield is within historic ranges relative to interest rates and other economic variables, the Adviser would likely apply the "3%" and "6%" guidelines described above. However if, for example, interest rates rose dramatically so that a 6% S&P 500 dividend yield was not in its historic relation to interest rates, the Adviser might hold more "short" equity positions than "long" equity positions until it believed conditions warranted a shift in portfolio allocation.

   The Adviser actively manages the Prudent Bear Fund's portfolio. The Prudent Bear Fund's annual portfolio turnover rate usually will exceed 100%.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

   Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:

  o MARKET RISK: The prices of the securities in which the Prudent Bear Fund invests may change adversely compared to the Adviser's expectations for a number of reasons.

  o ASSET ALLOCATION RISK: The Prudent Bear Fund's investment results will suffer if there is a general stock market advance when the Fund has significant "short" equity positions, or if there is a general stock market decline when the Fund has significant "long" equity positions. This risk is in addition to the market risks associated with each of the Fund's investments.

  o SHORT SALES RISK: The Prudent Bear Fund's investment performance will suffer if a security that it has sold short appreciates in value. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.

  o OPTIONS INVESTING RISK: If the Prudent Bear Fund purchases an option and the price of the underlying stock fails to move in the direction the Adviser expected, the Fund will lose most or all of the amount the Fund paid for the option, plus commission costs. If the Prudent Bear Fund writes ("sells") an option and the price of the underlying stock fails to move in the direction the Adviser expected, the Fund's losses could easily exceed the proceeds it received when it wrote the option.

  o VALUE INVESTING RISK: The Prudent Bear Fund's investment adviser may be incorrect in its assessment of a company's value and the stocks the Fund holds may not reach what the investment adviser believes are their intrinsic value. Similarly the stocks the Fund sells short may not decline to the price that the investment adviser thinks reflects their intrinsic value. From time to time, "value" investing falls out of favor with investors. During these periods, the Fund's relative performance will suffer.

  o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Prudent Bear Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. The Prudent Bear Fund's portfolio turnover rate is not calculated with regard to securities, including options and futures contracts, having a maturity of less than one year. Consequently the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund investing exclusively in common stocks that has a similar portfolio turnover rate.

  Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?

   The bar chart and table that follow provide some indication of the risks of investing in the Prudent Bear Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare to the performance of the S&P 500 and the Nasdaq Composite Index. Please remember that the Prudent Bear Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                               PRUDENT BEAR FUND
                        (Total return per calendar year)


                         1996                   -13.69%
                         1997                    -4.33%
                         1998                   -34.08%
                         1999                   -23.40%
                         2000                    29.61%



Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 22.27% (quarter ended December 31, 2000) and the lowest total return for a quarter was -29.23% (quarter ended December 31, 1998). The total return for 2000 is for the Class C shares of the Prudent Bear Fund. The total returns shown for 1996, 1997, 1998 and 1999 are for the No Load shares of the Prudent Bear Fund which are not being offered in this Prospectus. The annual returns for the Class C shares would have been substantially similar, albeit lower, because the Class C shares invest in the same portfolio of securities. The annual returns would differ only to the extent that the Class C shares have higher annual expenses.



                                                          SINCE THE
   AVERAGE ANNUAL                                      INCEPTION DATE
   TOTAL RETURNS                                       OF THE CLASS C
      (FOR THE                                             SHARES
   PERIODS ENDING                                       (FEBRUARY 8,
 DECEMBER 31, 2000)                PAST YEAR                1999)
 ------------------                ---------           --------------
Prudent Bear Fund                    29.61%                 1.56%
S&P 500*<F1>                         -9.10%                 4.65%
Nasdaq Composite Index**<F2>        -38.83%                 2.63%



 *<F1> The S&P 500 is a widely recognized unmanaged index of common stock prices.
**<F2> The Nasdaq Composite Index covers over 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest Nasdaq stocks. It is a value-weighted index calculated on price change only and does not include income.


FEES AND EXPENSES

   The table below describes the fees and expenses that you may pay if you buy and hold Class C shares of the Prudent Bear Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load)                       No Sales
  Imposed on Purchases (as a                      Charge
  percentage of offering price)
Maximum Deferred Sales                            No Deferred
  Charge (Load)                                   Sales Charge
Maximum Sales Charge (Load)                       No Sales
  Imposed on Reinvested Dividends                 Charge
  And Distributions
Redemption Fee                                    1.0%(1)<F3>
Exchange Fee                                      None


(1)<F3> The Fund imposes a 1% redemption fee on shares held for less than one year. Our transfer agent charges a fee of $15.00 for each wire redemption.



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                   1.25%
Distribution and/or Service (12b-1) Fees          1.00%
Other Expenses
     Dividends on Short Positions                 0.28%
     All remaining Other Expenses                 0.43%
                                                  -----
Total Other Expenses                              0.71%
                                                  -----
Total Annual Fund Operating Expenses              2.96%
                                                  -----
                                                  -----


EXAMPLE

   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


            1 YEAR        3 YEARS        5 YEARS        10 YEARS
            ------        -------        -------        --------
             $299           $915          $1,557         $3,280


INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE


   The Prudent Bear Fund seeks capital appreciation. In order to provide a degree of flexibility, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Prudent Bear Fund might not appreciate and investors could lose money.



   The Prudent Bear Fund may, but is not required to, take temporary defensive positions. This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments since these securities earn interest but do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will invest in money market instruments and hold some cash so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities. As a consequence of some of the investment techniques utilized by the Prudent Bear Fund, particularly effecting short sales, a significant portion of its assets (up to 100%) will be held in liquid securities, including money market instruments, as "cover" for these investment techniques. These assets may not be sold while the corresponding transaction, such as a short sale, is open unless they are replaced by similar assets. As a result, the commitment of a large portion of the Prudent Bear Fund's assets to "cover" investment techniques may make it more difficult for the Fund to meet redemption requests or pay its expenses.


PRINCIPAL INVESTMENT STRATEGIES


   The Adviser believes that the best opportunities to make both "short" and "long" equity investments are when the market's perception of the values of individual companies (measured by the stock price) differs widely from the Adviser's assessment of the intrinsic values of such companies. Such opportunities arise as a result of a variety of market inefficiencies, including, among others, imperfect information, overly optimistic or pessimistic forecasts by Wall Street analysts, and swings in investor psychology. These inefficiencies can cause substantially mispriced securities. The Adviser attempts to:


   o Identify potential opportunities where significant market perception/reality gaps may exist, and

   o Invest in the anticipation of changes in the market perception that will bring the stock price closer to the Adviser's estimate of value.

   The Prudent Bear Fund is not a "market timing" fund. However, it does increase or decrease (to a degree or dramatically) the amount of its "short" equity investments compared to its "long" equity investments in response to changes in the Adviser's assessment of market conditions and its evaluation of the S&P 500 dividend yield. In making investment decisions for the Prudent Bear Fund, the Adviser primarily invests in individual stocks, put options on individual stocks, or effects short sales in individual stocks rather than investing in or selling short index-based securities.

   From time to time the Prudent Bear Fund may utilize the following investment tactics. These investment tactics are not principal investment strategies of the Prudent Bear Fund.

   o INDEX-BASED INVESTMENT COMPANIES: The Prudent Bear Fund may invest in or sell short securities of investment companies that hold securities comprising a recognized securities index such as SPDRs, which hold the component stocks of the S&P 500, or WEBS which hold stocks of specified
     foreign equity market indices.   These securities may trade at discounts
     to their net asset value. As an investor in securities of index-based investment companies, the Prudent Bear Fund will indirectly bear its proportionate share of the expenses of those investment companies.

   o FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Prudent Bear Fund may purchase and sell stock index futures contracts as well as other futures contracts, such as gold futures. Futures contracts and options present risks of the possible inability to close a future contract when desired, losses due to unanticipated market movements which are potentially unlimited, and the possible inability of the Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other factors.

   o PRIVATE PLACEMENTS: The Prudent Bear Fund may purchase restricted securities in private placements. The Prudent Bear Fund may not be able to sell these securities at the prices at which it has valued them without experiencing delays or additional costs, if at all.

MANAGEMENT OF THE FUND

DAVID W. TICE & ASSOCIATES, INC. MANAGES THE INVESTMENTS OF THE PRUDENT BEAR
FUND.

   David W. Tice & Associates, Inc. (the "Adviser") is the investment adviser to the Prudent Bear Fund. The Adviser's address is:

        8140 Walnut Hill Lane
        Suite 300
        Dallas, Texas  75231

   As investment adviser, the Adviser manages the investment portfolio of the Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. The Prudent Bear Fund pays the Adviser an annual investment advisory fee equal to 1.25% of the Prudent Bear Fund's average net assets.

   David W. Tice is primarily responsible for the day-to-day management of the portfolio of the Prudent Bear Fund and has been so since its inception. Mr. Tice is the President and founder of the Adviser. The Adviser has been conducting an investment advisory business since 1993. Prior to incorporating the Adviser, Mr. Tice conducted the same investment advisory business as a sole proprietorship since 1988. Mr. Tice is a Chartered Financial Analyst and a Certified Public Accountant. He is also president and sole shareholder of BTN Research, Inc., a registered broker-dealer.

DISTRIBUTION FEES

   The Prudent Bear Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows the Fund to use up to 1.00% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE FUND'S SHARE PRICE

   The price at which investors purchase Class C shares of the Fund and at which shareholders redeem Class C shares of the Fund is called its net asset value. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open. If an investor sends a purchase order or redemption request to the Fund's corporate address, instead of to its transfer agent, the Fund will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

PURCHASING CLASS C SHARES

HOW TO PURCHASE CLASS C SHARES FROM THE FUND

  1. Read this Prospectus carefully.

  2. Determine how much you want to invest keeping in mind the following minimums:

     A. NEW ACCOUNTS
        o  Individual Retirement Accounts        $1,000
        o  All other Accounts                    $2,000

     B. EXISTING ACCOUNTS
        o  Dividend reinvestment             No Minimum
        o  All other investments
           (by mail)                             $  100
           (by wire)                             $1,000

  3. Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 1-800-711-1848.

  4. Make your check payable to the full name of the Fund. All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

  5. Send the application and check to:

     BY FIRST CLASS MAIL

     Prudent Bear Funds, Inc.
     c/o Firstar Mutual Fund Services, LLC
     P.O.  Box 701
     Milwaukee, WI 53201-0701

     BY OVERNIGHT DELIVERY SERVICE
     OR EXPRESS MAIL

     Prudent Bear Funds, Inc.
     c/o Firstar Mutual Fund Services, LLC
     3rd Floor
     615 East Michigan Street
     Milwaukee, WI 53202-5207

PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

If you wish to open an account by wire, please call 1-800-711-1848 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:


     Firstar Bank, N.A.
     777 East Wisconsin Avenue
     Milwaukee, WI 53202
     ABA #042000013


     CREDIT:
     Firstar Mutual Fund Services, LLC
     Account #112-952-137

     FURTHER CREDIT:
     (name of Fund to be purchased)
     (shareholder registration)
     (shareholder account number, if known)

   You should then send a properly signed New Account Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT FIRSTAR BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND FIRSTAR BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING CLASS C SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

   Some broker-dealers may sell shares of the Prudent Bear Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

   The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

  o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirements.

  o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

  o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  o Be authorized to accept purchase orders on behalf of the Fund. This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

   If you decide to purchase Class C shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase Class C shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.


TELEPHONE PURCHASES



   The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option for your account, complete the appropriate section in the New Account Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Firstar Mutual Fund Services, LLC. Purchases must be in amounts of $100 or more and may not be used for initial purchases of a Fund's shares. To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, Firstar Mutual Fund Services, LLC must receive both your purchase order and payment by Electronic Funds Transfer through the ACH system prior to the close of regular trading on such date. Most transfers are completed within one business day. Telephone purchases may be made by calling 1-800-711-1848.


OTHER INFORMATION ABOUT PURCHASING CLASS C SHARES OF THE FUND

   The Fund may reject any purchase order for any reason. The Fund will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

   The Fund will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Fund will send investors a written confirmation for all purchases of Class C shares whether or not evidenced by certificates.


   The Fund offers an automatic investment plan allowing shareholders to make purchases of Class C shares on a regular and convenient basis. The Fund also offers the following retirement plans:


   o Traditional IRA
   o Roth IRA
   o SEP-IRA


   Investors can obtain further information about the automatic investment plan and the IRAs by calling the Fund at 1-800-711-1848. The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.


REDEEMING CLASS C SHARES

HOW TO REDEEM (SELL) CLASS C SHARES BY MAIL

  1. Prepare a letter of instruction containing:

     o  the name of the Fund

     o  account number(s)

     o  the amount of money or number of shares being redeemed

     o  the name(s) on the account

     o  daytime phone number

     o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-711-1848 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. If there are certificates representing your shares, enclose the certificates and execute a stock power exactly as your shares are registered.

  4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

     o  The redemption request includes a change of address

     o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

     o The redemption proceeds are to be sent to an address other than the address of record

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

  5. Send the letter of instruction to:

     BY FIRST CLASS MAIL

     Prudent Bear Funds, Inc.
     c/o Firstar Mutual Fund Services, LLC
     Shareholder Services Center
     P. O. Box 701
     Milwaukee, WI  53201-0701

     BY OVERNIGHT DELIVERY SERVICE
     OR EXPRESS MAIL

     Prudent Bear Funds, Inc.
     c/o Firstar Mutual Fund Services, LLC
     3rd Floor
     615 East Michigan Street
     Milwaukee, WI  53202-5207

PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) CLASS C SHARES
BY TELEPHONE

  1. Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming Class C shares by telephone. This can be done by completing the New Account Application. If you have already opened an account, you may write to Firstar Mutual Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in individual retirement accounts and shares represented by certificates cannot be redeemed by telephone.

  2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

  3. Call Firstar Mutual Fund Services, LLC at
     1-800-711-1848.  PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM (SELL) CLASS C SHARES THROUGH SERVICING AGENTS

   If your Class C shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

   The redemption price per share you receive for redemption requests is the next determined net asset value after:

   o Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.

   o Firstar Mutual Fund Services, LLC receives your authorized telephone request with all required information.

   o A Servicing Agent that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

REDEMPTION FEE

   The Fund imposes a 1% redemption fee on shares that are redeemed before they have been held for one year. For purposes of calculating the one year period, the Fund uses a "first-in, first-out" method, meaning the date of any redemption will be compared to the earliest purchase date. The Fund does not impose redemption fees on shares purchased with reinvested dividends and distributions.

PAYMENT OF REDEMPTION PROCEEDS

  o For those shareholders who redeem Class C shares by mail, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

  o For those shareholders who redeem by telephone, Firstar Mutual Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire. Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct Firstar Mutual Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

  o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

   When redeeming Class C shares of the Fund, shareholders should consider the following:

  o  The redemption may result in a taxable gain.

  o Shareholders who redeem Class C shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

  o If you purchased Class C shares by check, the Fund may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 12 days from the date of purchase).

  o Firstar Mutual Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

  o The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and Firstar Mutual Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact Firstar Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.


  o Firstar Mutual Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire.


  o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

  o The Fund may pay redemption requests "in kind." This means that the Fund may pay redemption requests entirely or partially with securities rather than with cash.

DIVIDENDS, DISTRIBUTIONS
AND TAXES

   The Prudent Bear Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

   o AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

   o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

   You may make this election on the New Account Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-711-1848.

   The Fund's distributions, whether received in cash or additional Class C shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

FINANCIAL HIGHLIGHTS


   The financial highlights tables are intended to help you understand the Prudent Bear Fund's financial performance for the period of its operations. Certain information reflects financial results for a single Fund No Load share and certain information reflects financial results for a single Fund Class C share. (No Class C shares were issued until February 8, 1999.) The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the 2000 Annual Report which is available upon request.


PRUDENT BEAR FUND


                                                                CLASS C SHARES
                                           CLASS C SHARES    FEB. 8, 1999(1)<F4>                   NO LOAD SHARES
                                            PERIOD ENDED           THROUGH               FOR THE PERIODS ENDED SEPTEMBER 30,
                                             SEPT. 30,            SEPT. 30,          ------------------------------------------
                                                2000                 1999            1999        1998       1997    1996(1)<F4>
                                           --------------    -------------------     ----        ----       ----    -----------
Net asset value, beginning of period          $ 4.49               $ 4.78          $ 7.34      $ 7.29     $ 8.88     $10.00
Income from investment operations:
Net investment income(2)<F5>                    0.15(3)              0.09(3)         0.19(3)     0.29(3)    0.62(3)    0.09
                                                    <F6>                 <F6>            <F6>        <F6>       <F6>
Net realized and unrealized (losses)
 on investments                                (0.62)               (0.38)          (2.82)      (0.01)     (2.06)     (1.21)
                                              ------               ------          ------      ------     ------     ------
Total from investment operations               (0.47)               (0.29)          (2.63)       0.28      (1.44)     (1.12)
                                              ------               ------          ------      ------     ------     ------
Less distributions from net investment
  income:                                      (0.14)                  --           (0.20)      (0.23)     (0.15)        --
                                              ------               ------          ------      ------     ------     ------
Net asset value, end of period                $ 3.88               $ 4.49          $ 4.51      $ 7.34     $ 7.29     $ 8.88
                                              ------               ------          ------      ------     ------     ------
                                              ------               ------          ------      ------     ------     ------

TOTAL RETURN                                 -10.33%               -6.07%(4)      -36.17%       3.66%    -16.44%    -11.20%(4)
                                                                         <F7>                                              <F7>

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                $868                 $207        $220,462    $173,691    $26,500     $7,326
Ratio of net operating expenses to
  average net assets (5)<F8>                   2.58%(6)             2.74%(7)        1.97%       2.08%      2.59%      2.75%(7)(8)
                                                    <F9>                 <F10>                                           <F10><F11>
Ratio of dividends on short positions to
  average net assets                           0.28%                0.32%(7)        0.28%       0.28%      0.34%      0.34%(7)
                                                                         <F10>                                             <F10>
Ratio of net investment income to
  average net assets                           3.73%                3.25%(7)        4.09%       4.34%      7.75%      4.07%(7)(8)
                                                                         <F10>                                           <F10><F11>
Portfolio turnover rate(9)<F12>              417.53%              536.56%         536.56%     480.25%    413.25%     91.31%



(1)<F4> The Fund commenced operations on December 28, 1995. The Class C shares were first issued on February 8, 1999.
(2)<F5> Net investment income before dividends on short positions for the No Load Shares for the periods ended September 30, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 was $0.21, $0.30,
           $0.65 and $0.10, respectively, and for the periods ended September 30, 2000 and September 30, 1999 for the Class C Shares was $0.15 and $0.09, respectively.
(3)<F6> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F7>    Not annualized.
(5)<F8> The net operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the No Load Shares for the periods ended September 30, 1999, September 30, 1998, September 30, 1997 and September 30,1996 was 2.25%, 2.36%,
           2.93% and 3.09%, respectively, and for the periods ended September 30, 2000 and September 30, 1999 for the Class C Shares was 2.86% and 3.06%, respectively.
(6)<F9> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the period ended September 30, 2000 was 2.68%.
(7)<F10>   Annualized.
(8)<F11> Without expense reimbursements of $104,260 for the period ended September 30, 1996, the ratio of operating expenses to average net assets would have been 8.64% and the ratio of net investment loss to average net assets would have been (1.83)%.
(9)<F12> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


     To learn more about the Prudent Bear Fund, you may want to read its Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Prudent Bear Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

   You also may learn more about the Fund's investments by reading their annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during their last fiscal year.

   The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-711-1848.

   Prospective investors and shareholders who have questions about the Prudent Bear Fund may also call the above number or write to the following address:

   Prudent Bear Funds, Inc.
   8140 Walnut Hill Lane
   Suite 300
   Dallas, Texas  75231

   The general public can review and copy information about the Prudent Bear Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

   Public Reference Section
   Securities and Exchange Commission
   Washington, D.C.  20549-6009

   Please refer to the Investment Company Act File No. 811-9120 of the Prudent Bear Fund when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2001

         PRUDENT BEAR FUND
         PRUDENT SAFE HARBOR FUND


                            PRUDENT BEAR FUNDS, INC.
                              8140 Walnut Hill Lane
                                    Suite 300
                               Dallas, Texas 75231


          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudent Bear Funds, Inc. for the No Load Shares of the Prudent Bear Fund and the Prudent Safe Harbor Fund and the Prospectus for the Class C Shares of the Prudent Bear Fund, both of which are dated January 31, 2001. Requests for copies of the Prospectuses should be made by writing to Prudent Bear Funds, Inc., 8140 Walnut Hill Lane, Suite 300, Dallas, Texas 75231, Attention: Corporate Secretary, or by calling (214) 696-5474.

          The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2000 of Prudent Bear Funds, Inc. (File No. 811-9120) as filed with the Securities and Exchange Commission on December 6, 2000:

                            (Prudent Bear Fund only)

          o    Report of Independent Accountants
          o    Statement of Assets and Liabilities
          o    Statement of Operations
          o    Statement of Changes in Net Assets
          o    Financial Highlights
          o    Schedule of Investments
          o    Schedule of Securities Sold Short
          o    Notes to the Financial Statements

                         (Prudent Safe Harbor Fund only)

          o    Report of Independent Accountants
          o    Statement of Assets and Liabilities
          o    Statement of Operations
          o    Statement of Changes in Net Assets
          o    Financial Highlights
          o    Schedule of Investments

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-711-1848.

                            Prudent Bear Funds, Inc.

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

FUND HISTORY AND CLASSIFICATION...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................3

DIRECTORS AND OFFICERS OF THE CORPORATION....................................16

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS...........................18

INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN, TRANSFER
  AGENT AND ACCOUNTING SERVICES AGENT........................................19

DETERMINATION OF NET ASSET VALUE.............................................23

DISTRIBUTION OF SHARES.......................................................24

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES............................25

REDEMPTION OF SHARES.........................................................25

SYSTEMATIC WITHDRAWAL PLAN...................................................26

ALLOCATION OF PORTFOLIO BROKERAGE............................................27

TAXES........................................................................28

SHAREHOLDER MEETINGS.........................................................31

PERFORMANCE INFORMATION......................................................32

CAPITAL STRUCTURE............................................................34

DESCRIPTION OF SECURITIES RATINGS............................................35

INDEPENDENT ACCOUNTANTS......................................................37

          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and Prospectus dated January 31, 2001 and, if given or made, such information or representations may not be relied upon as having been authorized by Prudent Bear Funds, Inc.

          This Statement of Additional Information does not constitute an offer to sell securities.


                                      (i)

                         FUND HISTORY AND CLASSIFICATION

          Prudent Bear Funds, Inc., a Maryland corporation incorporated or October 25, 1995 (the "Corporation"), is an open-end management investment company consisting of a diversified portfolio, the Prudent Bear Fund, and a non-diversified portfolio, the Prudent Safe Harbor Fund (individually a "Fund" and collectively the "Funds"). The Corporation is registered under the Investment Company Act of 1940 (the "Act").

                             INVESTMENT RESTRICTIONS

          The Funds have adopted the following investment restrictions which are matters of fundamental policy. Each Fund's investment restrictions cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

          1. Neither Fund will purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of the Prudent Bear Fund's total assets and 50% of the Prudent Safe Harbor Fund's total assets may be invested without regard to these limitations.

          2. Each Fund may sell securities short to the extent permitted by the Act.

          3. Neither Fund will purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each Fund may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

          4. Each Fund may borrow money or issue senior securities to the extent permitted by the Act.

          5. Each Fund may pledge or hypothecate its assets to secure its borrowings.

          6. Neither Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

          7. Neither Fund will make loans, including loans of securities, except each Fund may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and each Fund may enter into repurchase agreements.

          8. Neither Fund will invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

          9. Neither Fund will make investments for the purpose of exercising control or management of any company.

          10. Neither Fund will purchase or sell real estate or real estate mortgage loans or make any investments in real estate limited partnerships.

          11. Neither Fund will purchase or sell commodities or commodity contracts except (a) the Prudent Safe Harbor Fund may purchase or sell gold and other precious metals and; (b) each of the Funds may enter into futures contracts and options on futures contracts.

          12. The Prudent Bear Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases. This investment restriction shall not prohibit the Prudent Bear Fund from purchasing securities of "C" corporations or of companies that invest in "C" corporations.

          The Funds have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

          1. Neither Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund's investment adviser.

          2. Neither Fund will invest more than 5% of such Fund's total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

          3. Neither Fund will purchase illiquid securities if, as a result of such purchase, more than 15% of the value of its net assets would be invested in such securities.

          4. Each Fund's investments in warrants will be limited to 5% of such Fund's net assets. Included within such 5%, but not to exceed 2% of the value of such Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

          5. Neither Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies purchased on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of such Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of such Fund's net assets would be invested in shares of registered investment companies.

          The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's fundamental restrictions will be deemed to have occurred. Any changes in a Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

          The Funds' prospectus describes their principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Illiquid Securities

          Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices. The Board of Directors of the Corporation has delegated to David W. Tice & Associates, Inc. (the "Adviser") the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

          Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

Registered Investment Companies

          Each Fund may invest up to 25% of its net assets in shares of registered investment companies. However, under normal market conditions, a Fund will not invest more than 5% of its net assets in such shares. Each Fund will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund) if (a) a Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or
(b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If a Fund purchases more than 1% of any class of security of a registered open-end investment company and has invested more than 25% of its net assets in shares of registered investment companies, such investment will be considered an illiquid investment.

Borrowing

          Each Fund may borrow money for investment purposes. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of a Fund, when it leverages its investments, will increase more when the Fund's portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities as a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

          In addition to borrowing for investment purposes, each Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. For example a Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. Such borrowings will be promptly repaid and are not subject to the foregoing 300% asset coverage requirement.

Portfolio Turnover

          Each Fund will generally purchase and sell securities and effect transactions in futures contracts without regard to the length of time the security has been held or the futures contract open and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. Each Fund may sell a given security or close a futures contract, no matter for how long or short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Adviser believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the Fund's investment objective, the rate of portfolio turnover is irrelevant when the Adviser believes a change is in order to achieve those objectives, and the Fund's annual portfolio turnover rate may vary from year to year. Pursuant to Securities and Exchange Commission requirements, the portfolio turnover rate of each Fund is calculated without regard to securities, including options and futures contracts, having a maturity of less than one year. Each Fund may hold a significant portion of its assets in assets which are excluded for purposes of calculating portfolio turnover.

          High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

Short Sales

          Each Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

          Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

Futures Contracts and Options Thereon

          The Prudent Bear Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. The Prudent Safe Harbor Fund may purchase and write
(sell) Debt Futures. Debt Futures are futures contracts on debt securities. The Prudent Bear Fund and the Prudent Safe Harbor Fund may purchase and write (sell) futures contracts on gold ("Gold Futures"). A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index or of the debt security with respect to a Debt Future or of gold with respect to a Gold Future is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

          The Prudent Bear Fund may purchase put and call options and write put and call options on stock index futures contracts and the Prudent Safe Harbor Fund may purchase put and call options and write put and call options on Debt Futures. The Prudent Bear Fund and the Prudent Safe Harbor Fund may purchase put and call options and write put and call options on Gold Futures. When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a put option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option, the right to sell to the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

          Some futures and options strategies tend to hedge a Fund's equity, debt or gold positions against price fluctuations, while other strategies tend to increase market exposure. Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index, Debt Future or gold. The extent of a Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

          Each Fund may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures

Trading Commission (the "CFTC Regulations"), under which the Fund would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on a futures contract that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying instrument or the amount by which the current market value of the underlying instrument exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

          When a Fund purchases or sells a futures contract, the Fund "covers" its position. To cover its position, the Fund maintains (and marks-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to its obligations on the futures contract or otherwise cover its position. If a Fund continues to engage in the described securities trading practices and properly maintains assets, such assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such maintained assets will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

          Each Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

          Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

          Although the Funds intend to purchase and sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions

          The Prudent Bear Fund may purchase put and call options and write put and call options on stock indexes. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

          Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Fund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

          Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

          Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to its obligations under the option positions that are not otherwise covered.

          The Adviser may utilize index options as a technique to leverage the portfolio of the Prudent Bear Fund. If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced. If the Adviser has the Fund take a position in options and stock prices move in a direction contrary to the Adviser's forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.

Options on Securities

          Each Fund may buy put and call options and write (sell) put and call options on securities. By writing a call option and receiving a premium, the Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By writing a put option and receiving a premium, the Fund may become obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the Funds will be traded on recognized securities exchanges.

          When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

          When writing put options on securities, a Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and maintaining cash or liquid securities equal in value between the two exercise prices. In addition a Fund may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

          When a Fund wishes to terminate the Fund's obligation with respect to an option it has written, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When a Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

          A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call option or put option is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call option or put option. The Fund also will realize a gain if a call option or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

          A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option. If a put or a call option which the Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

          Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Funds. In such event, a Fund would be unable to realize its profits or limit its losses until the Fund would exercise options it holds and the Fund would remain obligated until options it wrote were exercised or expired.

          Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

Combined Option Positions

          Each Fund may purchase and write options (subject to the limitations described above) in combination with each other to adjust the risk and return characteristics of the overall positions. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

U.S. Treasury Securities

          Each Fund may invest in U.S. Treasury Securities as "cover" for the investment techniques the Fund employs. Each Fund may also invest in U.S. Treasury Securities as part of a cash reserve or for liquidity purposes and the Prudent Safe Harbor Fund may also invest in U.S. Treasury securities as part of its principal investment strategy. U.S. Treasury Securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury Securities differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate- and long-term U.S. Treasury Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Treasury Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund's portfolio investments in U.S. Treasury Securities, while a decline in interest rates would generally increase the market value of a Fund's portfolio investments in these securities.

          U.S. Treasury Securities may be purchased at a discount. Such securities, when retired, may include an element of capital gain. Capital gains or losses also may be realized upon the sale of U.S. Treasury Securities.

Warrants and Convertible Securities

          Each Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

          Each Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each Fund may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

          Investments in convertible securities rated less than investment grade ("high yield convertible securities") are subject to a number of risk factors. The market for high yield convertible securities is subject to substantial volatility. Issuers of high yield convertible securities may be of low creditworthiness and the high yield convertible securities are likely to be subordinated to the claims of senior lenders. The secondary market for high yield convertible securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Funds to value accurately such securities or dispose of them.

Money Market Instruments

          Each Fund may invest in cash and money market securities. The Fund may do so to "cover" investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Funds invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

          Each Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

          Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price the Fund would suffer a loss. The Funds also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

          Each Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

Foreign Securities and American Depository Receipts

          Each of the Funds may invest in common stocks of foreign issuers which are publicly traded on U.S. exchanges or in the U.S. over-the-counter market either directly or in the form of American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Dividends and interest on foreign securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

          The Funds will invest only in ADRs which are "sponsored". Sponsored facilities are based on an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices and other communications.

          Foreign securities held by the Prudent Safe Harbor Fund may be held by foreign subcustodians that satisfy certain eligibility requirements. However foreign subcustodian arrangements are significantly more expensive than domestic custody.

Foreign Currency Considerations

          Even though the Funds may hold securities denominated or traded in foreign currencies, a Fund's performance is measured in terms of U.S. dollars, which may subject the Fund to foreign currency risk. Foreign currency risk is the risk that the U.S. dollar value of foreign securities (and any income generated therefrom) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Therefore, the net asset value of a Fund may go up or down as the value of the dollar rises or falls compared to a foreign currency. To manage foreign currency fluctuations or facilitate the purchase and sale of foreign securities for a Fund, the Adviser may engage in foreign currency transactions involving (1) the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date); (2) options on foreign currencies; (3) currency futures contracts; or (4) options on currency futures contracts. Although a Fund may use foreign currency transactions to protect against adverse currency movements, foreign currency transactions involve the risk that the Adviser may not accurately predict the currency movements, which could adversely affect a Fund's total return.

          A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

          When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, a Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

          When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the portfolio securities of a Fund denominated in such foreign currency ("position hedging"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporate the prospect into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

          At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

          If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when a Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund's securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceed the amount of foreign currency the Fund is obligated to deliver. Each Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

          Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

          A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed earlier in the Statement of Additional Information. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

          As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

          * David W. Tice -- Director, President and Treasurer. Mr. Tice, 45, has been President of David W. Tice & Associates, Inc. (the "Adviser") since 1993. Between 1988 and 1993 Mr. Tice conducted a predecessor investment advisory business as a sole proprietorship. Mr. Tice is also the President and sole shareholder of BTN Research, Inc., a registered broker-dealer. His address is 8140 Walnut Hill Lane, Suite 300, Dallas, TX 75231.

          * Gregg Jahnke -- Director, Vice President and Secretary. Mr. Jahnke, 41, has been employed by both Mr. Tice and the Adviser as an investment analyst since 1991. Currently he is an analyst and senior strategist of the Adviser. From 1987 through 1994 Mr. Jahnke also was a securities analyst for JKE Equity Research, a Fort Worth, Texas investment advisory firm. His address is 8140 Walnut Hill Lane, Suite 300, Dallas, TX 75231.

          David Eric Luck -- Director. Mr. Luck, 45, has been President of Redstone Oil & Gas Company since 1988. His address is 9223 Club Glen Drive, Dallas, TX 75243.

------------------
*Messrs. Tice and Jahnke are interested persons of the Corporation (as defined in the Investment Company Act of 1940).

          Buril Ragsdale -- Director. Mr. Ragsdale, 66, was employed by ENSEARCH Corporation as a senior development specialist and senior economic specialist from 1976 through 1997. Since 1997 he has been an independent consultant to a number of Dallas-area companies on accounting, financial, statistical forecasting, and marketing matters. His address is 7235 Haverford Drive, Dallas, TX 75214.

          Kim Evans - Director. Mr. Evans, 55, is a private investor. His address is 1829 Claridge Court, Maitland, FL 32789.

          The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $750 for each meeting of the Board of Directors attended. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

          The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended September 30, 2000:

                                                   COMPENSATION TABLE
                                                                                                          Total
                                                               Pension or                              Compensation
                                                               Retirement           Estimated             from
                                         Aggregate              Benefits              Annual           Corporation
                                        Compensation           Accrued As            Benefits           and Fund
                                           from               Part of Fund             Upon            Complex Paid
      Name of Person                     Corporation            Expenses            Retirement         to Directors*
----------------------------------    -------------------    ----------------     ---------------    -----------------

David W. Tice                                    $0                  $0                   $0                  $0

Gregg Jahnke                                     $0                  $0                   $0                  $0

David Eric Luck                              $2,750                  $0                   $0              $2,750

Kim Evans**                                  $2,750                  $0                   $0              $2,750

Jerry Marlin, M.D.***                            $0                  $0                   $0                  $0

Buril Ragsdale                               $2,750                  $0                   $0              $2,750

----------
*        The Funds are the only investment companies in the Fund Complex.
**       Mr. Evans was elected to the Board of Directors on February 17, 2000.
***      Dr. Marlin resigned as a director of the Corporation effective December 2,1999.

          The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. The code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Funds or is being purchased or sold by the Funds.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

          Set forth below are the names and addresses of all holders of the shares of the Prudent Bear Fund and the Prudent Safe Harbor Fund who as of December 31, 2000 held of record more than 5% of a Fund's then outstanding shares. The shares owned by Charles Schwab & Co., Inc., National Financial Services Corp. and National Investor Services Corp. were owned of record only. The Corporation knows of no other person who beneficially owned 5% or more of either Fund's outstanding shares. At December 31, 2000, all officers and directors of the Corporation as a group (5 persons) beneficially owned less than 1% of the Prudent Bear Fund's outstanding shares, and beneficially owned 1.56% of the Prudent Safe Harbor Fund's outstanding shares. By virtue of its stock ownership, Fox & Co. is deemed to control the Prudent Safe Harbor Fund. In combination with the holders of 5.07% or more of the outstanding shares of the Prudent Safe Harbor Fund, it owns sufficient shares to approve all matters (other than the election of directors of the Corporation or the approval of auditors) brought before the shareholders of the Prudent Safe Harbor Fund. Fox & Co. does not control the Corporation or the Prudent Bear Fund.

                                Prudent Bear Fund
                                               Number of         Percent of
  Name and Address of Beneficial Owner          Shares             Class
--------------------------------------------------------------------------------

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA  94104-4122                  7,631,238            23.08%

National Financial Services Corp.
One World Financial Center
200 Liberty Street
New York, NY  10281-1003                       4,550,061            13.76%

National Investor Services Corp.
55 Water Street - Floor 32
New York, NY  10281-1003                       2,510,970             7.60%


                            Prudent Safe Harbor Fund
                                               Number of         Percent of
  Name and Address of Beneficial Owner          Shares             Class
--------------------------------------------------------------------------------

Fox & Co.
P.O. Box 976
New York, NY  10268-0976                         293,223            44.94%

                            Prudent Safe Harbor Fund
                                               Number of         Percent of
  Name and Address of Beneficial Owner          Shares             Class
--------------------------------------------------------------------------------

Blush & Co.
P.O. Box 976
New York, NY  10268-0976                          69,043            10.58%

National Financial Services Corp.
One World Financial Center
2000 Liberty Street
New York, NY  10281-1003                          65,085             9.97%


                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

          The investment adviser to each Fund is David W. Tice & Associates, Inc., 8140 Walnut Hill Lane, Suite 300, Dallas, Texas 75231 (the "Adviser"). The Adviser is controlled by David W. Tice, its President and sole shareholder.

          Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to each Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to each Fund. The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund. Under the Advisory Agreement, the Adviser, at its own expense and without separate reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds and maintaining their organization; bears all sales and promotional expenses of the Funds, other than distribution expenses paid by the Funds pursuant to the Funds' Service and Distribution Plans, and expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not officers of the Corporation). For the foregoing, the Adviser receives from the Prudent Bear Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 1.25%, and from the Prudent Safe Harbor Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 0.75%. During the fiscal years ended September 30, 2000, 1999 and 1998, the Prudent Bear Fund incurred advisory fees of $2,121,969, $1,786,648 and $868,169, respectively. The Prudent Safe Harbor Fund commenced operations on February 2, 2000. During the period February 2, 2000 through September 30, 2000, the Prudent Safe Harbor Fund incurred advisory fees of $3,636.

          Each Fund pays all of its expenses not assumed by the Adviser, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions and expenses incurred in connection with portfolio transactions. The Corporation also pays the fees of directors who are not officers of the Corporation, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating net asset values and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

          The Adviser has undertaken to reimburse each Fund to the extent that its aggregate annual operating expenses, including the investment advisory fee, but excluding interest, dividends on short positions, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Funds are qualified for sale or, if the states in which the shares of the Funds are qualified for sale impose no such restrictions, 3%. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Funds. Additionally, the Adviser voluntarily reimbursed the Prudent Safe Harbor Fund during the period February 2, 2000 through September 30, 2000 to the extent aggregate annual operating expenses as described above exceeded 1.80% of the Prudent Safe Harbor Fund's daily net assets and has agreed for the fiscal year ending September 30, 2001 and subsequent fiscal years to reimburse the Prudent Safe Harbor Fund to the extent aggregate annual operating expenses in each such year as described above exceed 1.50% of the Prudent Safe Harbor Fund's daily net assets. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year (commencing with the fiscal year ending September 30, 2001) in which the Adviser has reimbursed the Prudent Safe Harbor Fund for excess expenses, the Prudent Safe Harbor Fund's expenses, as a percentage of its average net assets, are less than 1.50%, the Prudent Safe Harbor Fund shall repay to the Adviser the amount the Adviser reimbursed the Prudent Safe Harbor Fund; provided, however, that the Prudent Safe Harbor Fund's expense ratio shall not exceed 1.50%. During the fiscal years ended September 30, 2000, 1999 and 1998, the Adviser was not required to reimburse the Prudent Bear Fund for excess expenses. The Prudent Safe Harbor Fund commenced operations on February 2, 2000. During the period February 2, 2000 through September 30, 2000, the Adviser reimbursed the Prudent Safe Harbor Fund $116,925 for excess expenses.

          Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund's shareholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

          Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

          The administrator to the Corporation is Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Pursuant to separate Fund Administration Servicing Agreements entered into between the Corporation and the Administrator relating to each Fund (the "Administration Agreements"), the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares each Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps up and maintains each Fund's financial and accounting records and generally assists in all aspects of the Funds' operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator will receive from (i) the Prudent Bear Fund a fee, paid monthly, at an annual rate of .084% of the first $200,000,000 of such Fund's average net assets, .06% of the next $300,000,000 of such Fund's average net assets, .048% of the next $500,000,000 of such Fund's average net assets, and .036% of such Fund's average net assets in excess of $1,000,000,000; and (ii) from the Prudent Safe Harbor Fund a fee, paid monthly, at an annual rate of .08% of the first $200,000,000 of each such Fund's average net assets,
 .06% of the next $300,000,000 of each such Fund's average net assets, .05% of the next $500,000,000 of such Fund's average net assets, and .04% of each such Fund's average net assets in excess of $1,000,000. Notwithstanding the foregoing, the Administrator's minimum annual fee is $50,000 for the Prudent Bear Fund and $45,000 for the Prudent Safe Harbor Fund. Each Administration Agreement will remain in effect until terminated by either party. Each Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation. The total fees incurred by the Prudent Bear Fund pursuant to its Administration Agreement for the fiscal years ended September 30, 2000, 1999 and 1998 were $118,971, $95,375 and $35,798, respectively. The Prudent Safe Harbor Fund commenced operations on February 2, 2000. During the period February 2, 2000 through September 30, 2000, the Prudent Safe Harbor Fund incurred fees of $30,166 pursuant to its Administration Agreement.

          Under the Administration Agreements, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

          Firstar Bank, NA, an affiliate of Firstar Mutual Fund Services, LLC, serves as custodian of the assets of the Prudent Bear Fund and the Prudent Safe Harbor Fund pursuant to Custody Agreements. Under the Custody Agreements, Firstar Bank, NA has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund,
(iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to each Fund concerning each Fund's operations.

          Firstar Mutual Fund Services, LLC also serves as transfer agent and dividend disbursing agent for the Funds under separate Shareholder Servicing Agent Agreements. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to shareholders of each Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds.

          In addition the Corporation has entered into Fund Accounting Servicing Agreements with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees from (i) the Prudent Bear Fund, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of the Fund,
 .01% on the next $200 million of average net assets, and .005% on average net assets exceeding $240 million (subject to an annual minimum of $22,000); and
(ii) the Prudent Safe Harbor Fund, payable monthly, based on the total annual rate of $42,000 for the first $100 million in average net assets of the Fund,
 .03% on the next $200 million of average net assets, and .015% on average net assets exceeding $300 million (subject to an annual minimum of $42,000). Firstar Mutual Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. For the fiscal years ended September 30, 2000, 1999 and 1998, the Prudent Bear Fund incurred fees of $76,861, $60,509 and $35,633, respectively, pursuant to its Fund Accounting Servicing Agreement. The Prudent Safe Harbor Fund commenced operations on February 2, 2000. During the period February 2, 2000 through September 30, 2000, the Prudent Safe Harbor Fund incurred fees of $29,162 pursuant to its Fund Accounting Servicing Agreement.

                        DETERMINATION OF NET ASSET VALUE

          The net asset value of each Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning. The staff of the Securities and Exchange Commission considers the New York Stock Exchange to be closed on any day when it is not open for trading the entire day. On those days the Funds may, but are not obligated to, determine their net asset values. The net asset value of the Prudent Bear Fund is calculated separately for the No Load Shares and the Class C Shares by adding the value of all portfolio securities and other assets that are allocated to the No Load Shares or Class C Shares, as the case may be, subtracting the liabilities charged to the No Load Shares or Class C Shares, as the case may be, and dividing the result by the number of outstanding shares of the No Load Shares or the Class C Shares, as the case may be. The No Load Shares and the Class C Shares bear differing class-specific expenses, such as 12b-1 fees. The Prudent Safe Harbor Fund currently offers only one class of shares, No Load Shares.

          Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and a Fund's net asset value is not calculated. When determining net asset value, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 3:00 P.M. Central Time. Unless material, as determined by the Adviser under the supervision of the Board of Directors, events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange will not be reflected in such net asset value.

          Common stocks and securities sold short that are listed on a securities exchange or quoted on the Nasdaq Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the Nasdaq Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted equity securities for which market quotations are readily available are valued at the average of the current bid and asked prices. Options purchased or written by a Fund are valued at the average of the current bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be moved if the market makes a limit move in which event the futures contract will be valued at its fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. The Funds price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked prices of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Funds do not have any of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Adviser in accordance with procedures approved by the Board of Directors of the Corporation will establish a conversion rate for such currency.

                             DISTRIBUTION OF SHARES

          The Corporation has adopted three Service and Distribution Plans (the "Plans"). There is a Plan for each class of shares of the Corporation (i.e. for the No Load Shares of the Prudent Bear Fund and the Prudent Safe Harbor Fund and for the Class C Shares of the Prudent Bear Fund). The Plans were adopted in anticipation that the Funds will benefit from the Plans through increased sales of shares, thereby reducing each Fund's expense ratio and providing the Adviser with greater flexibility in management. The two Plans for the No Load Shares authorize payments by each Fund in connection with the distribution of its No Load Shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets. The Plan for the Class C Shares authorizes payments by the Prudent Bear Fund in connection with the distribution of its Class C Shares at an annual rate, as determined from time to time by the Board of Directors, of up to 1.00% of a Fund's average daily net assets. Amounts paid under a Plan by a Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one which a Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

          Each Plan may be terminated by any Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of either the applicable Fund's

No Load Shares with respect to its Plan or the Prudent Bear Fund's Class C Shares with respect to its Plan. Messrs. Luck, Ragsdale and Evans are currently the Rule 12b-1 Directors. Any change in a Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires approval of the Board of Directors, including the Rule 12b-1 Directors, and a majority of the applicable Fund's No Load Shares with respect to its Plan and a majority of the Prudent Bear Fund's Class C Shares with respect to its Plan.

          While the Plans are in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plans quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plans will continue in effect for as long as their continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. During the fiscal year ended September 30, 2000, the Prudent Bear Fund incurred fees of $422,599 pursuant to its Plan for the No Load Shares, $355,728 of which were used to pay selling dealers, $10,817 of which were used to pay printing and mailing expenses and $56,054 of which were used to pay advertising expenses. During the fiscal year ended September 30, 2000, the Prudent Bear Fund incurred fees of $7,179 pursuant to its Plan for the Class C Shares, all of which were used to pay selling dealers. The Prudent Safe Harbor Fund commenced operations on February 2, 2000. During the period February 2, 2000 through September 30, 2000, the Prudent Safe Harbor Fund incurred fees of $1,212 pursuant to its plan, $235 of which were used to pay selling dealers, $0.00 of which were used to pay printing and mailing expenses and $977 of which were used to pay advertising expenses.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

          The Funds offer an automatic investment option pursuant to which money will be moved from a shareholder's bank account to the shareholder's Fund account on the schedule (e.g., monthly, bimonthly [every other month], or quarterly the shareholder selects. The minimum transaction amount is $100.

          The Funds offer a telephone purchase option pursuant to which money will be moved from a shareholder's bank account to the shareholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at net asset value determined as of the close of regular trading on a given date, Firstar Mutual Fund Services, LLC must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed the same business day. The minimum amount that can be transferred by telephone is $100.

                              REDEMPTION OF SHARES

          A shareholder's right to redeem shares of the Funds will be suspended and the right to payment postponed for more than seven days for any period during which the New

York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

          An investor who owns shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Corporation or Firstar Mutual Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

          The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more frequently than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

          Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

          The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Mutual Fund Services, LLC in writing thirty (30) days prior to the next payment.

                        ALLOCATION OF PORTFOLIO BROKERAGE

          Each Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when a market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Funds may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

          In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and the other accounts as to which it exercises investment discretion. Brokerage commissions paid by the Prudent Bear Fund during the fiscal year ended September 30, 1998 were $2,316,276 on total transactions of $685,424,031; brokerage commissions paid by the Prudent Bear Fund during the fiscal year ended September 30, 1999 were $3,668,061 on total transactions of $1,631,121,143; and brokerage commissions paid by the Prudent Bear Fund during the fiscal year ended September 30, 2000 were $2,612,971 on total transactions of $2,017,306,867. During the fiscal year ended September 30, 2000 brokerage commissions paid by the Prudent Bear Fund to brokers who provided research services were $607,737 on total transactions of $484,087,302. During the fiscal year ended September 30, 2000, the Prudent Bear Fund, pursuant to a directed brokerage arrangement, allocated brokerage to a broker who paid $169,377 of the expenses of the Prudent Bear Fund. The Prudent Safe Harbor Fund commenced operations on February 2, 2000. Brokerage commissions paid by the Prudent Safe Harbor Fund during the period February 2, 2000 through September 30, 2000 were $1,812 on total transactions of $5,014,738. During the period February 2, 2000 through September 30, 2000, none of the brokerage commissions paid by the Prudent Safe Harbor Fund were to brokers who provided research services.

                                      TAXES

          Each Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Prudent Bear Fund and the Prudent Safe Harbor Fund have each so qualified in each of their fiscal years.

          In order to qualify as a regulated investment company under Subchapter M, each Fund must have at least 90% of its annual gross income derived from qualified sources and each Fund must have at least 50% of its assets invested in qualified assets for each quarter during a fiscal year, in addition to meeting other Code requirements. Certain investment activity of the Funds related to gold and precious metals may result in gross income that does not qualify for the 90% annual gross income requirement and may result in the Fund holding assets that do not qualify for the 50% quarterly asset test.

          To reduce the risk that a Fund's investments in gold, futures on gold, options on gold futures, and similar investments in other precious metals may result in the Fund's failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage each Fund's portfolio so that (i) less than 10% of the Fund's gross income each year will be derived from such investments, and
(ii) less than 50% of the value of a Fund's assets, at the end of each quarter, will be invested in such assets.

          If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of such a Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

          Each Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income, while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Distributions from each Fund are taxable to investors, whether received in cash or in additional shares of the Fund.

          If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If such an option is closed by a Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security.

          With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

          The Funds may utilize options on stock indexes. Options on "broadbased" stock indexes are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss"). In addition, any nonequity option held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. These tax considerations may have an impact on investment decisions made by the Fund.

          The trading strategies of the Funds may constitute "straddle" transactions. Straddles may affect the short-term or long-term holding period of certain investments for distribution characterization, and may cause the postponement of recognition of losses incurred in certain closing transactions for tax purposes.

          At September 30, 2000, the Prudent Bear Fund had an accumulated net realized capital loss carryover of $85,540,423 with $1,076,667 expiring in 2006 and $84,463,756 expiring in 2008. To the extent the Prudent Bear Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

          The Prudent Bear Fund and the Prudent Safe Harbor Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on either Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of any taxable year consist of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by it that can be treated as income taxes under U.S.

income tax principles, as paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by such Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

          If the pass through election described above is made, the source of such Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by such Fund.

          The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

          Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by such Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) the foreign taxes paid; and (ii) such Fund's dividends and distributions that represent income derived from foreign sources.

          Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

          Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

          The Funds may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Funds with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

          This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                              SHAREHOLDER MEETINGS

          The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Act.

          The Corporation's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and

Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             PERFORMANCE INFORMATION

          Each Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual total returns. Because of the differences in expenses, the average annual total return of the Class C Shares will differ from the No Load Shares. An average total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distribution and reflecting the effect of all recurring fees. When considering "average" total return figures for periods longer than one year, shareholders should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Funds may provide "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in a Fund for a specific period (again reflecting changes in a Fund's share price and assuming reinvestment of dividends and distributions). The Prudent Safe Harbor Fund may cite its yield in advertisements, reports to shareholders and other communications with shareholders. A quotation of a yield will reflect the Fund's income over a stated period expressed as a percentage of the Fund's share price. Again because of the differences in expenses, the yield of the Class C Shares will differ from the yield of the No Load Shares.

          Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's investment portfolio. Each Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                      n
                              P(1 + T) = ERV

Where:    P    =   a hypothetical initial payment of $1,000

          T    =   average annual total return

          n    =   number of years

          ERV  =   ending redeemable value at the end of the period of a
                   hypothetical $1,000 payment at the beginning of such period

          This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

          Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

          The average annual total return of the Prudent Bear Fund No Load Shares for the period from the Fund's commencement of operations (December 28, 1995) through September 30, 2000, and for the one year period ended September 30, 2000 were -15.66% and -9.55%, respectively. The average annual total return of the Prudent Bear Fund Class C Shares for the period from the initial offering of the Class C Shares (February 8, 1999) through September 30, 2000 and for the one year period ended September 30, 2000 were -9.90% and -10.33%, respectively. The total return of the Prudent Safe Harbor Fund for the period from the Fund's commencement of operations (February 2, 2000) through September 30, 2000 was -6.60%. The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Prudent Bear Fund No Load Shares, the Prudent Bear Fund Class C Shares or the Prudent Safe Harbor Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the period from December 28, 1995 through September 30, 1996 to keep aggregate annual operating expenses of the Prudent Bear Fund at or below 2.75% of daily net assets, and reimbursements made by the Adviser during the period from February 2, 2000 through September 30, 2000 to keep aggregate annual operating expenses of the Prudent Safe Harbor Fund at or below 1.80% of the daily net assets. An investment in the No Load Shares of each Fund or the Class C Shares of the Prudent Bear Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

          The Prudent Safe Harbor Fund's yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the net asset value per share on the last day of the period, according to the following formula:

                    a-b
   YIELD     =   2[(--- + 1)6-1]
                    cd

   Where: a  =   dividends and interest earned during the period.

          b  =   expenses accrued for the period (net of reimbursements).

          c  =   the average daily number of shares
                 outstanding during the period that were
                 entitled to receive dividends.

          d  =   the net asset value per share on the last day of the period.

Capital gains and losses are not included in the yield calculation.

          The Prudent Safe Harbor Fund's yield for the thirty days ended September 30, 2000 was ____%. Yield fluctuations may reflect changes in the Prudent Safe Harbor Fund's net income, and portfolio changes resulting from net purchases or net redemptions of its shares may affect the yield. Accordingly, the Prudent Safe Harbor Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. The Prudent Safe Harbor Fund's yield is not guaranteed, nor is its principal insured.

          Each Fund may also compare its performance to other mutual funds with similar investment objectives and to the industry as a whole as reported by Lipper Analytical Services, Inc., Morningstar OnDisc, Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. and Morningstar OnDisc are independent ranking services that rank mutual funds based upon total return performance.) Each Fund may also compare its performance to the Dow Jones Industrial Average, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, the Salomon Smith Barney European World Government Bond Index and the Consumer Price Index.

                                CAPITAL STRUCTURE

          The Corporation's Articles of Incorporation permit the Board of Directors to issue 1,000,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify or reclassify any unissued shares of common stock. Currently the Corporation has authorized two portfolios, the Prudent Bear Fund and the Prudent Safe Harbor Fund. The Prudent Bear Fund has two classes, the No Load Shares and the Class C Shares. The Prudent Safe Harbor Fund and the Prudent Bear Large Cap Fund have one class only, the No Load Shares. Of the 1,000,000,000 shares of common stock authorized, 250,000,000 have been designated for each of the three classes.

          Each class of shares of each Fund are fully paid and non-assessable; have no preferences as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Each class of shares bears differing class specific expenses such as 12b-1 fees. Each class of shares of each Fund have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each class or Fund, except where class voting rights (i.e. by Fund or class) is required by Maryland law or the Act.

          The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

                        DESCRIPTION OF SECURITIES RATINGS

          Each of the Funds may invest in commercial paper and commercial paper master notes assigned ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

          Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

          A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

          Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          The Prudent Safe Harbor Fund may invest in debt securities of foreign countries rated AAA or AA by Standard & Poor's.

    Standard & Poor's Characteristics of Sovereign Debt of Foreign Countries.
    ------------------------------------------------------------------------

AAA Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

          Prosperous and resilient economies, high per capita incomes.

          Low fiscal deficits and government debt, low inflation.

          Low external debt.

AA Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

          Tightly integrated into global trade and financial system.

          Differ from AAAs only to a small degree because:

          o Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

          o    More variable fiscal deficits, government debt and inflation.

          o    Moderate to high external debt.

A Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change.

          Established trend of integration into global trade and financial system.

          Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

          Usually rapid growth in output and per capita incomes.

          Manageable through variable fiscal deficits, government debt and inflation.

          Usually low but variable debt.

                             INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, has been selected as the independent accountants for each of the Funds. As such PricewaterhouseCoopers LLP performs an audit of each Fund's financial statements and considers each Fund's internal control structure.

                                     PART C

                                OTHER INFORMATION

Item 23.    Exhibits
            --------

          (a)(i)    Registrant's Articles of Incorporation.(1)

          (a)(ii)   Articles Supplementary.(3)

          (a)(iii)  Articles Supplementary.(5)

          (a)(iv)   Articles Supplementary.(5)

          (b)       Registrant's Bylaws.(1)

          (c)       None.

          (d)(i)    Investment Advisory Agreement (Prudent Bear Fund).(1)

          (d)(ii)   Investment Advisory Agreement (Prudent Safe Harbor Fund).(4)

          (d)(iii)  Investment Advisory Agreement (Prudent Bear Large Cap
                    Fund).(4)

          (e)       None.

          (f)       None.

          (g)(i) Custodian Agreement with Firstar Trust Company (predecessor to Firstar Bank, NA) (Prudent Bear Fund).(1)

          (g)(ii) Custodian Agreement with Firstar Bank, NA (Prudent Safe Harbor Fund).(4)

          (g)(iii) Custodian Agreement with Firstar Bank, NA (Prudent Bear Large Cap Fund).(4)

          (h)(i) Fund Administration Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (Prudent Bear Fund).(1)

          (h)(ii) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (Prudent Safe Harbor Fund).(4)

          (h)(iii) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (Prudent Bear Large Cap Fund).(4)

          (h)(iv) Transfer Agent Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (Prudent Bear Fund).(1)

          (h)(v) Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (Prudent Safe Harbor Fund).(4)

          (h)(vi) Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (Prudent Bear Large Cap Fund).(4)

          (h)(vii) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (Prudent Bear Fund).(1)

          (h)(viii) Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC (Prudent Safe Harbor Fund). (4)

          (h)(ix) Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC (Prudent Bear Large Cap Fund). (4)

          (i)       Opinion of Foley & Lardner, counsel for Registrant.

          (j)       Consent of PricewaterhouseCoopers LLP.

          (k)       None.

          (l)       Subscription Agreement.(1)

          (m)(i) Service and Distribution Plan for Prudent Bear Fund No Load Shares.(3)

          (m)(ii) Service and Distribution Plan for Prudent Bear Fund Class C Shares.(3)

          (m)(iii) Service and Distribution Plan for Prudent Safe Harbor Fund No Load Shares.(4)

          (m)(iv) Service and Distribution Plan for Prudent Bear Large Cap Fund No Load Shares.(4)

          (n)       Rule 18f-3 Multi-Class Plan.(4)

          (p) Code of Ethics of Prudent Bear Funds, Inc. and David W. Tice & Associates, Inc.

---------------

(1) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement and incorporated by reference thereto. Pre-Effective Amendment No. 1 was filed on December 18, 1995 and its accession number is 0000897069-95-000208.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on January 27, 1998 and its accession number is 0000897069-98-000014.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 4 was filed on September 28, 1998 and its accession number is 0000897069-98-000479.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on November 17, 1999 and its accession number is 0000897069-99-000569.

(5) Previously filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 7 was filed on January 28, 2000 and its accession number is 0000897069-00-000021.

Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 25.  Indemnification

          Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.   Indemnification.
---------    ---------------

          A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

          B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

          C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

          E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

          F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

          G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  Principal Underwriters
          ----------------------

          Not Applicable.

Item 28.  Location of Accounts and Records
          --------------------------------

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 8140 Walnut Hill Lane, Suite 300, Dallas, Texas 75231; and all other records will be maintained by the

Registrant's Administrator, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 29.  Management Services
          -------------------

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings
          ------------

          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas on the 21st day of January, 2001.

                                        PRUDENT BEAR FUNDS, INC.
                                           (Registrant)



                                        By: /s/ David W. Tice
                                            -----------------------------------
                                            David W. Tice, President


          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

         Name                          Title                        Date
-----------------------------  --------------------------     ------------------


/s/ David W. Tice              President and Treasurer         January 21, 2001
----------------------------   (Principal Executive,
David W. Tice                  Financial and Accounting
                               Officer) and a Director


/s/ Gregg Jahnke               Director                        January 21, 2001
----------------------------
Gregg Jahnke


/s/ David Eric Luck            Director                        January 25, 2001
----------------------------
David Eric Luck


/s/ Buril Ragsdale             Director                        January 23, 2001
----------------------------
Buril Ragsdale


/s/ Kim Evans                  Director                        January 21, 2001
----------------------------
Kim Evans

                                  EXHIBIT INDEX

         Exhibit No.           Exhibit
         -----------           -------

          (a)(i)    Registrant's Articles of Incorporation.*

          (a)(ii)   Articles Supplementary.*

          (a)(iii)  Articles Supplementary.*

          (a)(iv)   Articles Supplementary.*

          (b)       Registrant's Bylaws.*

          (c)       None.

          (d)(i)    Investment Advisory Agreement (Prudent Bear Fund).*

          (d)(ii)   Investment Advisory Agreement (Prudent Safe Harbor Fund).*

          (d)(iii)  Investment Advisory Agreement (Prudent Bear Large Cap
                    Fund).*

          (e)       None.

          (f)       None.

          (g)(i) Custodian Agreement with Firstar Trust Company (predecessor to Firstar Bank, NA) (Prudent Bear Fund).*

          (g)(ii) Custodian Agreement with Firstar Bank, NA (Prudent Safe Harbor Fund).*

          (g)(iii) Custodian Agreement with Firstar Bank, NA (Prudent Bear Large Cap Fund).*

          (h)(i) Fund Administration Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (Prudent Bear Fund).*

          (h)(ii) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (Prudent Safe Harbor Fund).*

          (h)(iii) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (Prudent Bear Large Cap Fund).*


                             Exhibit Index - Page 1

          (h)(iv) Transfer Agent Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (Prudent Bear Fund).*

          (h)(v) Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (Prudent Safe Harbor Fund).*

          (h)(vi) Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (Prudent Bear Large Cap Fund).*

          (h)(vii) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (Prudent Bear Fund).*

          (h)(viii) Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC (Prudent Safe Harbor Fund).*

          (h)(ix) Fund Accounting Servicing Agreement Firstar Mutual Fund Services, LLC (Prudent Bear Large Cap Fund).*

          (i)       Opinion of Foley & Lardner, counsel for Registrant.

          (j)       Consent of PricewaterhouseCoopers LLP.

          (k)       None.

          (l)       Subscription Agreement.*

          (m)(i) Service and Distribution Plan for Prudent Bear Fund No Load Shares.*

          (m)(ii) Service and Distribution Plan for Prudent Bear Fund Class C Shares.*

          (m)(iii) Service and Distribution Plan for Prudent Safe Harbor Fund No Load Shares.*

          (m)(iv) Service and Distribution Plan for Prudent Bear Large Cap Fund No Load Shares.*

          (n)       Rule 18f-3 Multi-Class Plan.*

          (p) Code of Ethics of Prudent Bear Funds, Inc. and David W. Tice & Associates, Inc.

--------------
* Incorporated by reference.


                             Exhibit Index - Page 2